PROSPECTUS
Federated High Yield Trust


A mutual fund seeking high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

APRIL 30, 1999

CONTENTS



Risk/Return Summary  1

What are The Fund's Fees and Expenses?  3

What are the Fund's Investment Strategies?  4

What are the Principal Securities in Which the Fund Invests?  4

What are the Specific Risks of Investing in the Fund?  5

What Do Shares Cost?  6

How is the Fund Sold?  6

How to Purchase Shares  7

How to Redeem Shares  8

Account and Share Information  9

Who Manages the Fund?  10

Financial Information  11

Report of Ernst & Young LLP, Independent Auditors  33



Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?



The Fund's investment objective is to seek high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.



WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?



The Fund pursues its investment objective by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds (also known as "junk bonds"). The adviser selects securities seeking high yields, low relative credit risk, and high portfolio diversification.



WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:



* The corporate bonds in which the fund invests have a higher default risk than investment-grade securities. Low-grade bonds are almost always uncollateralized and subordinated to other debt that a firm has outstanding.

* Liquidity of individual corporate bonds varies considerably. Low-grade corporate bonds have less liquidity than investment grade securities, which means that it may be more difficult to sell or buy a security at a favorable price or time.

* Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

* Low-grade corporate bond returns are sensitive to changes in prevailing interest rates. An increase in interest rates may result in a decrease in the value of Fund shares.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.



RISK/RETURN BAR CHART AND TABLE

The graphic presentation displayed here consists of a bar chart representing the annual total returns of Federated High Yield Trust as of the calendar year-end for each of ten years. The `y' axis reflects the "% Total Return" beginning with "-15%" and increasing in increments of 15% up to 60%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 1998. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1989 through 1998. The percentages noted are: -1.16%, -12.57%, 52.53%, 15.02%, 17.37%, -2.41%, 18.39%, 13.49%, 13.25%, and 1.06% respectively.



The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.

The Fund's shares are not sold subject to a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's total return from January 1, 1999 to March 31, 1999 was 3.34%.

Within the period shown in the Chart, the Fund's highest quarterly return was 21.35% (quarter ended March 31, 1991). Its lowest quarterly return was (7.41%) (quarter ended September 30, 1990).

AVERAGE ANNUAL TOTAL RETURN TABLE

The following table represents the Fund's Average Annual Total Return for the calendar period ended December 31, 1998.

CALENDAR PERIOD   FUND     LBSBI    LBHYBI   LHCYA
1 Year             1.06%    1.27%    1.87%    (0.40%)
5 Years            8.46%    8.64%    8.57%     7.42%
10 Years          10.32%   10.48%   10.55%     9.40%

The table shows the Fund's total returns averaged over a period of years relative to the Lehman Brothers Single B Rated Index (LBSBI), the Lehman Brothers High Yield Bond Index (LBHYBI), broad-based market indices, and the Lipper High Current Yield Funds Average (LHCYA), an average of funds with similar investment objectives.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.



What are The Fund's Fees and Expenses?

FEDERATED HIGH YIELD TRUST

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.



SHAREHOLDER FEES
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                           None
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, as applicable)            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
(and other Distributions) (as a percentage of offering price)                                 None
Redemption Fee (as a percentage of amount redeemed, if applicable)                            None
Exchange Fee                                                                                  None

ANNUAL FUND OPERATING
EXPENSES (Before Waivers) 1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee 2                                                                              0.75%
Distribution (12b-1) Fee                                                                      None
Shareholder Services Fee 3                                                                    0.25%
Other Expenses                                                                                0.14%
Total Annual Fund Operating Expenses                                                          1.14%

1 Although not contractually obligated to do so, the adviser and shareholder services provider waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended February 28, 1999.

 Total Waiver of Fund Expenses                                                                0.26%

 Total Actual Annual Fund Operating Expenses (after waivers)                                  0.88%
2 The adviser voluntary waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.54% for the fiscal year ended
February 28, 1999.
3 The shareholder services fee for the Fund has been voluntarily reduced.
This voluntary reduction can be terminated at any time. The shareholder services fee paid by the Fund (after the voluntary reduction) was 0.20% for the fiscal year ended February 28, 1999.


EXAMPLE



This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are before waivers as shown in the Table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year       $   116
3 Years      $   362
5 Years      $   628
10 Years     $ 1,386



What are the Fund's Investment Strategies?



The Fund provides exposure to the high-yield, lower-rated corporate bond market. At least 65 percent of the Fund's assets are invested in corporate bonds rated BBB or lower. The adviser actively manages the Fund's portfolio seeking to realize the potentially higher returns of high-yield bonds (also known as "junk bonds") compared to returns of high-grade securities by seeking to minimize default risk and other risks through careful security selection and diversification.

The adviser selects securities seeking high yields, low relative credit risk, and high portfolio diversification. The securities in which the Fund invests have high yields primarily because of the market's greater uncertainty about the issuer's ability to make all required interest and principal payments, and therefore about the returns that will be in fact be realized by the Fund.

The adviser attempts to select bonds for investment by the Fund which offer high potential returns for the default risks being assumed. The adviser's securities selection process consists of a credit-intensive, fundamental analysis of the issuing firm. The adviser's analysis focuses on the financial condition of the issuing firm together with the issuer's business and product strength, competitive position, and management expertise. Further, the adviser considers current economic, financial market, and industry factors, which may affect the issuer.

The adviser attempts to minimize the Fund's portfolio credit risk through diversification. The adviser selects securities to maintain broad portfolio diversification both by company and industry. The adviser does not target an average maturity for the Fund's portfolio.



TEMPORARY DEFENSIVE INVESTMENTS



The Fund may temporarily depart from its principal investment strategies by investing its assets in cash, cash items, and shorter-term, higher-quality debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.



What are the Principal Securities in Which the Fund Invests?

The Fund invests primarily in lower-rated corporate fixed income securities. Corporate fixed income securities are debt securities issued by U.S. or foreign businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies.



Preferred stock which is redeemable by the issuer is substantially similar to a fixed income security. Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stock also participates in dividends and distributions paid on common stock.

The Fund may invest in fixed income securities of issuers based outside the U.S. The securities of foreign issuers in which the Fund invests are primarily traded in the U.S. and are predominantly denominated in U.S. dollars.



Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.



A security's current yield measures the annual income earned on a security as a percentage of its price. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. A security's yield to maturity will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount.



The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt securities may vary based on their priority for repayment. For example, higher-ranking (senior) securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. Typically, both senior and subordinated debt securities have a higher priority than redeemable preferred stock. Most of the fixed income securities in which the Fund invests will be uncollateralized and subordinated to other debt that a corporation has outstanding.



Lower rated fixed income securities are securities rated below investment grade (i.e., BB or lower) by a Nationally Recognized Rating Service. There is no minimal acceptable rating for a security to be purchased or held by the Fund and the Fund may purchase or hold unrated securities and securities whose issuers are in default.



What are the Specific Risks of Investing in the Fund?

CREDIT RISKS



Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. The high yield bonds in which the Fund invests have a higher default risk than investment grade securities. Low-grade bonds are almost always uncollateralized and subordinated to other debt that a firm has outstanding.

Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the adviser's credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline relative to higher quality instruments.



LIQUIDITY RISKS

Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.



RISKS RELATED TO THE ECONOMY

The prices of high yield securities are affected by the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

INTEREST RATE RISKS

Prices of fixed income securities rise and fall in response to the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income to fall while the prices of other securites rise or remain unchanged.



Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

What Do Shares Cost?

You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form, it is processed at the next calculated net asset value (NAV). The Fund does not charge a front-end sales charge. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.

The required minimum initial investment for Fund Shares is $25,000. There is no required minimum subsequent investment amount.

An account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is the Fund Sold?

The Fund's Distributor markets the Shares described in this prospectus to bank customers or banks acting in a fiduciary, advisory, agency, custodial (including Individual Retirement Accounts), or similar capacity or individuals, directly or through investment professionals. It is also designed for funds held by other institutions such as corporations, trusts, brokers, investment counselors, pension and profit-sharing plans, and insurance companies.

The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

How to Purchase Shares

You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

* Establish an account with the investment professional; and



* Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.



Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

* Establish your account with the Fund by submitting a completed New Account Form; and

* Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

BY WIRE

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number, or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

BY CHECK

Make your check payable to THE FEDERATED FUNDS, note your account number on the check, and mail it to:

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE that requires a street address, mail it to:

Federated Shareholder Services Company
1099 Hingham Street
Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds).

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem Shares

You should redeem Shares:

* through an investment professional if you purchased Shares through an investment professional; or

* directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

BY TELEPHONE

You may redeem Shares by calling the Fund once you have completed the appropriate authorization form for telephone transactions. If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

BY MAIL

You may redeem Shares by mailing a written request to the Fund.



You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form. Send requests by mail to:



Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Send requests by PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE to:

Federated Shareholder Services Company
1099 Hingham Street
Rockland, MA 02370-3317

All requests must include:

* Fund Name and Share Class, account number and account registration;

* amount to be redeemed; and



* signatures of all shareholders exactly as registered.



Call your investment professional or the Fund if you need special instructions.

SIGNATURE GUARANTEES

Signatures must be guaranteed if:

* your redemption will be sent to an address other than the address of record;

* your redemption will be sent to an address of record that was changed within the last 30 days; or



* a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.



PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

* an electronic transfer to your account at a financial institution that is an ACH member; or

* wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

* to allow your purchase to clear;

* during periods of market volatility; or

* when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

ADDITIONAL CONDITIONS

TELEPHONE TRANSACTIONS

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

SHARE CERTIFICATES

The Fund no longer issues share certificates. If you are redeeming Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases and redemptions. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS



The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.



In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non- retirement accounts may be closed if redemptions cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.



Fund distributions are expected to be primarily dividends. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.



Who Manages the Fund?



The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 175 mutual funds and separate accounts, which total approximately $111 billion in assets as of December 31, 1998. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers.



THE FUND'S PORTFOLIO MANAGERS ARE:



MARK E. DURBIANO



Mark E. Durbiano has been the Fund's portfolio manager since August 1984. Mr. Durbiano joined Federated in 1982 and has been a Senior Vice President of the Fund's Adviser since January 1996. From 1988 through 1995,
Mr. Durbiano was a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.



CONSTANTINE KARTSONAS



Constantine Kartsonas has been the Fund's portfolio manager since
April 1998. Mr. Kartsonas joined Federated in 1994 as an Investment
Analyst and has been an Assistant Vice President of the Fund's Adviser since January 1997. From 1990 to 1993, he served as an Operations Analyst at Lehman Brothers. Mr. Kartsonas earned his M.B.A. with a concentration in Finance, from the University of Pittsburgh in 1994.

ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.75% of the Fund's average daily net. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

YEAR 2000 READINESS



The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999 or experience other date-related problems.. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Fund, that rely on computers.



While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications.

The Fund's service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Fund may purchase.



However, this may be difficult with certain issuers. For example, funds dealing with foreign service providers or investing in foreign securities will have difficulty determining the Year 2000 readiness of those entities. This is especially true of entities or issuers in emerging markets.



The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.

Financial Information

FINANCIAL HIGHLIGHTS

The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 33.




YEAR ENDED FEBRUARY 28 OR 29            1999                1998              1997              1996              1995
NET ASSET VALUE,
BEGINNING OF PERIOD                   $ 9.73              $ 9.41            $ 9.09            $ 8.57            $ 9.48
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                   0.83                0.82              0.85              0.85              0.84
Net realized and unrealized
gain (loss) on investments             (0.81)               0.32              0.33              0.51             (0.90)
TOTAL FROM INVESTMENT OPERATIONS        0.02                1.14              1.18              1.36             (0.06)
LESS DISTRIBUTIONS:
Distributions from net
investment income                      (0.83)              (0.82)            (0.85)            (0.84)            (0.84)
Distributions in excess
of net investment income 1                 -                   -             (0.01)                -             (0.01)
TOTAL DISTRIBUTIONS                    (0.83)              (0.82)            (0.86)            (0.84)            (0.85)
NET ASSET VALUE, END OF PERIOD        $ 8.92              $ 9.73            $ 9.41            $ 9.09            $ 8.57
TOTAL RETURN 2                          0.33%              12.74%            13.74%            16.47%            (0.32)%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                0.88%               0.88%             0.88%             0.88%             0.85%
Net investment income                   9.02%               8.73%             9.45%             9.53%             9.70%
Expense waiver/reimbursement 3          0.26%               0.27%             0.28%             0.30%             0.22%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                     $1,069,840          $1,199,063          $938,363          $673,779          $464,604
Portfolio turnover                        47%                 84%               81%               87%               99%


1 Distributions in excess of net investment income for the periods ended February 28, 1997, and 1995, were a result of certain book and tax timing differences. These distributions did not represent a return of capital for federal income tax purposes.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

FEBRUARY 28, 1999




PRINCIPAL
AMOUNT                                                      VALUE
                    CORPORATE BONDS-95.4%
                    AUTO/TRUCK-0.2%
  $  2,425,000    1 HDA Parts System, Inc.,
                    Sr. Sub. Note, 12.00%,
                    8/1/2005                       $     2,297,687
                    AUTOMOBILE-1.8%
     3,563,000      Aftermarket Technology
                    Co., Sr. Sub. Note,
                    12.00%, 8/1/2004                     3,669,890
     9,800,000      Collins & Aikman
                    Products Co., Sr. Sub.
                    Note, 11.50%, 4/15/2006             10,363,500
     1,000,000      Lear Corp., Sub. Note,
                    9.50%, 7/15/2006                     1,097,500
     3,700,000      Oxford Automotive, Inc.,
                    Sr. Sub. Note, 10.125%,
                    6/15/2007                            3,829,500
                    TOTAL                               18,960,390
                    AUTOMOTIVE-0.4%
     4,050,000      Accuride Corp., Sr. Sub.
                    Note, 9.25%, 2/1/2008                4,080,375
                    BANKING-1.1%
    11,675,000      GS Escrow Corp., Sr.
                    Note, 7.125%, 8/1/2005              11,362,577
                    BEVERAGE & TOBACCO-0.0%
       550,000    1 National Wine & Spirits,
                    Inc., Sr. Note, 10.125%,
                    1/15/2009                              559,625
                    BROADCAST RADIO & TV-
                    8.5%
     7,250,000      ACME Television, LLC,
                    Sr. Disc. Note,
                    0/10.875%, 9/30/2004                 6,162,500
     1,250,000      Benedek Communications
                    Corp., Sr. Sub. Disc.
                    Note, 0/13.25%,
                    5/15/2006                              906,250
     7,350,000      Big City Radio, Inc.,
                    Company Guarantee,
                    0/11.25%, 3/15/2005                  5,181,750
     3,000,000      Capstar Broadcasting
                    Partners, Inc., Sr. Sub.
                    Note, 9.25%, 7/1/2007                3,165,000
     3,758,300      CBS Radio, Inc., Sub.
                    Deb., 11.375%, 1/15/2009             4,378,419
     3,000,000      Chancellor Media Corp.,
                    Company Guarantee,
                    10.50%, 1/15/2007                    3,326,250
     7,500,000      Chancellor Media Corp.,
                    Sr. Sub. Note, 8.125%,
                    12/15/2007                           7,687,500
     3,925,000      Chancellor Media Corp.,
                    Sr. Sub. Note, 8.75%,
                    6/15/2007                            4,101,625
     8,250,000      Chancellor Media Corp.,
                    Sr. Sub. Note, 9.375%,
                    10/1/2004                            8,662,500
     3,000,000    1 Chancellor Media Corp.,
                    Sr. Unsecd. Note, 8.00%,
                    11/1/2008                            3,142,500
     4,000,000      Cumulus Media, Inc., Sr.
                    Sub. Note, 10.375%,
                    7/1/2008                             4,360,000
    13,125,000      Fox/Liberty Networks,
                    LLC, Sr. Disc. Note,
                    0/9.75%, 8/15/2007                   9,712,500
     3,200,000      Fox/Liberty Networks,
                    LLC, Sr. Note, 8.875%,
                    8/15/2007                            3,360,000
     1,175,000      Lamar Advertising Co.,
                    Sr. Sub. Note, 8.625%,
                    9/15/2007                            1,251,375
     1,100,000      Lamar Advertising Co.,
                    Sr. Sub. Note, 9.625%,
                    12/1/2006                            1,204,500
     4,575,000      Outdoor Systems, Inc.,
                    Sr. Sub. Note, 8.875%,
                    6/15/2007                            4,918,125
     2,000,000      Outdoor Systems, Inc.,
                    Sr. Sub. Note, 9.375%,
                    10/15/2006                           2,170,000
     3,300,000      Sinclair Broadcast
                    Group, Inc., Sr. Sub.
                    Note, 10.00%, 9/30/2005              3,481,500
PRINCIPAL
AMOUNT                                                      VALUE
                    CORPORATE BONDS-
                    continued
                    BROADCAST RADIO & TV-
                    CONTINUED
 $   7,000,000      Sinclair Broadcast
                    Group, Inc., Sr. Sub.
                    Note, 8.75%, 12/15/2007       $      7,157,500
     3,100,000      Sinclair Broadcast
                    Group, Inc., Sr. Sub.
                    Note, 9.00%, 7/15/2007               3,185,250
     2,225,000      Young Broadcasting,
                    Inc., Sr. Sub. Note,
                    10.125%, 2/15/2005                   2,347,375
     1,425,000      Young Broadcasting,
                    Inc., Sr. Sub. Note,
                    9.00%, 1/15/2006                     1,496,250
                    TOTAL                               91,358,669
                    BUILDING & DEVELOPMENT-
                    1.8%
     1,700,000      American Architectural
                    Products Corp., Sr.
                    Note, 11.75%, 12/1/2007              1,453,500
     4,625,000      American Builders &
                    Contractors Supply Co.,
                    Inc., Sr. Sub. Note,
                    10.625%, 5/15/2007                   4,266,562
     4,625,000      Building Materials Corp.
                    of America, Sr. Note,
                    8.00%, 10/15/2007                    4,578,750
     8,825,000      Falcon Building
                    Products, Inc., Sr. Sub.
                    Disc. Note, 0/10.50%,
                    6/15/2007                            5,361,187
     3,200,000    1 Formica Corp., Sr. Sub.
                    Note, 10.875%, 3/1/2009              3,208,000
                    TOTAL                               18,867,999
                    BUSINESS EQUIPMENT &
                    SERVICES-2.4%
     7,750,000      Dialog Corp. PLC, Sr.
                    Sub. Note, 11.00%,
                    11/15/2007                           7,362,500
     3,725,000      Electronic Retailing
                    Systems International,
                    Inc., Sr. Disc. Note,
                    0/13.25%, 2/1/2004                   1,285,125
     3,750,000      Fisher Scientific
                    International, Inc., Sr.
                    Sub. Note, 9.00%,
                    2/1/2008                             3,796,875
     4,225,000    1 Fisher Scientific
                    International, Inc., Sr.
                    Sub. Note, 9.00%,
                    2/1/2008                             4,277,812
     6,100,000      U.S. Office Products
                    Co., Sr. Sub. Note,
                    9.75%, 6/15/2008                     4,300,500
     3,483,000      United Stationers Supply
                    Co., Sr. Sub. Note,
                    12.75%, 5/1/2005                     3,892,252
     1,200,000      United Stationers Supply
                    Co., Sr. Sub. Note,
                    8.375%, 4/15/2008                    1,212,000
                    TOTAL                               26,127,064
                    CABLE TELEVISION-12.9%
        67,574    4 Australis Media Ltd.,
                    Sr. Disc. Note,
                    5/15/2003                                1,014
     3,950,000   4  Australis Media Ltd.,
                    Unit, 0/14.00%,
                    5/15/2003                               59,250
     2,000,000      CSC Holdings, Inc., Sr.
                    Note, 7.875%, 12/15/2007             2,128,140
       165,000      CSC Holdings, Inc., Sr.
                    Sub. Deb., 9.875%,
                    2/15/2013                              186,450
     2,875,000      CSC Holdings, Inc., Sr.
                    Sub. Note, 9.25%,
                    11/1/2005                            3,119,375
     4,300,000      CSC Holdings, Inc., Sr.
                    Sub. Note, 9.875%,
                    5/15/2006                            4,730,000
     2,000,000      Charter Communications
                    Holdings, Inc., Sr.
                    Disc. Note, 0/14.00%,
                    3/15/2007                            1,925,000
     4,750,000      Charter Communications
                    Southeast, L.P., Sr.
                    Note, 11.25%, 3/15/2006              5,462,500
     6,475,000      Comcast Corp., Sr. Sub.
                    Deb., 9.375%, 5/15/2005              6,993,000
     2,975,000      Comcast UK Cable, Deb.,
                    0/11.20%, 11/15/2007                 2,606,844
     8,825,000      Diamond Cable
                    Communications PLC, Sr.
                    Disc. Note, 0/10.75%,
                    2/15/2007                            6,883,500
     3,850,000      Diamond Holdings PLC,
                    Sr. Note, 9.125%,
                    2/1/2008                             4,052,125
PRINCIPAL
AMOUNT                                                      VALUE
                    CORPORATE BONDS-
                    continued
                    CABLE TELEVISION-
                    CONTINUED
 $   3,225,000    1 Diva Systems Corp., Sr.
                    Disc. Note, 0/12.625%,
                    3/1/2008                       $     1,048,125
     8,850,000    1 Echostar DBS Corp., Sr.
                    Note, 9.375%, 2/1/2009               8,960,625
     6,400,000      International Cabletel,
                    Inc., Sr. Defd. Cpn.
                    Note, 0/11.50%, 2/1/2006             5,504,000
     6,375,000      International Cabletel,
                    Inc., Sr. Disc. Note,
                    0/12.75%, 4/15/2005                  5,896,875
     2,250,000      Lenfest Communications,
                    Inc., Sr. Note, 8.375%,
                    11/1/2005                            2,446,875
     1,000,000      Lenfest Communications,
                    Inc., Sr. Sub. Note,
                    10.50%, 6/15/2006                    1,175,000
     6,250,000      Lenfest Communications,
                    Inc., Sr. Sub. Note,
                    8.25%, 2/15/2008                     6,562,500
    12,150,000    1 NTL, Inc., Sr. Defd. Cpn.
                    Note, 0/12.375%,
                    10/1/2008                            8,413,875
       750,000      NTL, Inc., Sr. Defd. Cpn.
                    Note, 0/9.75%, 4/1/2008                525,000
     5,700,000    1 NTL, Inc., Sr. Note,
                    11.50%, 10/1/2008                    6,526,500
     2,850,000      Pegasus Communications
                    Corp., Sr. Note, 9.625%,
                    10/15/2005                           2,956,875
     2,350,000    1 Pegasus Communications
                    Corp., Sr. Note, 9.75%,
                    12/1/2006                            2,449,875
     3,300,000      Pegasus Media, Note,
                    12.50%, 7/1/2005                     3,646,500
     2,850,000      Rogers Cablesystems
                    Ltd., Sr. Secd. 2nd
                    Priority Note, 10.00%,
                    12/1/2007                            3,241,875
     3,500,000      Rogers Cablesystems
                    Ltd., Sr. Secd. 2nd
                    Priority Note, 10.00%,
                    3/15/2005                            4,016,250
     5,800,000      Rogers Cablesystems
                    Ltd., Sr. Sub. Gtd. Note,
                    11.00%, 12/1/2015                    6,931,000
    19,600,000      TeleWest PLC, Sr. Disc.
                    Deb., 0/11.00%,
                    10/1/2007                           17,248,000
     1,150,000    1 TeleWest PLC, Sr. Note,
                    11.25%, 11/1/2008                    1,316,750
     9,825,000      UIH Australia/Pacific,
                    Sr. Disc. Note,
                    0/14.00%, 5/15/2006                  5,747,625
     8,000,000      United International
                    Holdings, Inc., Sr.
                    Secd. Disc. Note,
                    0/10.75%, 2/15/2008                  5,340,000
                    TOTAL                              138,101,323
                    CHEMICALS & PLASTICS-
                    3.3%
       750,000      Buckeye Cellulose Corp.,
                    Sr. Sub. Note, 8.50%,
                    12/15/2005                             783,750
     3,900,000      Buckeye Cellulose Corp.,
                    Sr. Sub. Note, 9.25%,
                    9/15/2008                            4,117,347
     1,750,000      Foamex L.P., Sr. Sub.
                    Note, 13.50%, 8/15/2005              1,968,750
     5,775,000    1 Huntsman Corp., Sr. Sub.
                    Note, 9.50%, 7/1/2007                5,818,312
     3,988,000      ISP Holding, Inc., Sr.
                    Note, 9.75%, 2/15/2002               4,197,370
     1,000,000      Polymer Group, Inc., Sr.
                    Sub. Note, 8.75%,
                    3/1/2008                             1,015,000
    12,900,000      Polymer Group, Inc., Sr.
                    Sub. Note, 9.00%,
                    7/1/2007                            13,222,500
     6,075,000      Sterling Chemicals
                    Holdings, Inc., Sr.
                    Disc. Note, 0/13.50%,
                    8/15/2008                            2,338,875
     1,925,000      Sterling Chemicals,
                    Inc., Sr. Sub. Note,
                    11.75%, 8/15/2006                    1,694,000
                    TOTAL                               35,155,904
                    CLOTHING & TEXTILES-1.9%
     3,125,000      Collins & Aikman
                    Floorcoverings, Inc.,
                    Sr. Sub. Note, 10.00%,
                    1/15/2007                            3,261,719
PRINCIPAL
AMOUNT                                                      VALUE
                    CORPORATE BONDS-
                    continued
                    CLOTHING & TEXTILES-
                    CONTINUED
 $   3,850,000      Dyersburg Corp., Sr.
                    Sub. Note, 9.75%, 9/1/2007    $      3,022,250
     2,575,000      GFSI, Inc., Sr. Sub.
                    Note, 9.625%, 3/1/2007               2,417,281
     4,450,000      Glenoit Corp., Sr. Sub.
                    Note, 11.00%, 4/15/2007              4,183,000
     4,900,000      Pillowtex Corp., Sr.
                    Sub. Note, 10.00%,
                    11/15/2006                           5,169,500
     2,350,000      Pillowtex Corp., Sr.
                    Sub. Note, 9.00%,
                    12/15/2007                           2,408,750
                    TOTAL                               20,462,500
                    CONGLOMERATE-0.6%
     6,375,000      Eagle Picher Industries,
                    Inc., Sr. Sub. Note,
                    9.375%, 3/1/2008                     6,215,625
                    CONSUMER PRODUCTS-3.7%
     2,500,000    1 Albecca, Inc., Sr. Sub.
                    Note, 10.75%, 8/15/2008              2,118,750
     3,150,000      American Safety Razor
                    Co., Sr. Note, 9.875%,
                    8/1/2005                             3,197,250
     2,250,000      Amscan Holdings, Inc.,
                    Sr. Sub. Note, 9.875%,
                    12/15/2007                           2,047,500
     4,525,000      Chattem, Inc., Sr. Sub.
                    Note, 8.875%, 4/1/2008               4,615,500
       850,000      Diamond Brands Operating
                    Corp., Sr. Sub. Note,
                    10.125%, 4/15/2008                     677,875
     1,450,000      Diamond Brands, Inc.,
                    Sr. Disc. Deb.,
                    0/12.875%, 4/15/2009                   362,500
     1,000,000      Hosiery Corp. of
                    America, Inc., Sr. Sub.
                    Note, 13.75%, 8/1/2002               1,075,000
     5,300,000      ICON Fitness Corp., Sr.
                    Disc. Note, 0/14.00%,
                    11/15/2006                              79,500
     2,850,000      NBTY, Inc., Sr. Sub.
                    Note, 8.625%, 9/15/2007              2,750,250
     1,100,000      Playtex Products, Inc.,
                    Sr. Note, 8.875%,
                    7/15/2004                            1,152,250
     1,800,000      Revlon Consumer Products
                    Corp., Sr. Note, 8.125%,
                    2/1/2006                             1,701,000
    13,950,000      Revlon Consumer Products
                    Corp., Sr. Sub. Note,
                    8.625%, 2/1/2008                    12,345,750
     2,175,000    1 Scotts Co., Sr. Sub.
                    Note, 8.625%, 1/15/2009              2,245,688
     2,000,000      Sealy Mattress Co.,
                    Company Guarantee,
                    0/10.875%, 12/15/2007                1,260,000
     1,250,000      Sealy Mattress Co., Sr.
                    Sub. Note, 9.875%,
                    12/15/2007                           1,212,500
     1,750,000    1 True Temper Sports,
                    Inc., Sr. Sub. Note,
                    10.875%, 12/1/2008                   1,671,250
     1,000,000    1 Volume Services America,
                    Inc., Sr. Sub. Note,
                    11.25%, 3/1/2009                     1,010,000
                    TOTAL                               39,522,563
                    CONTAINER & GLASS
                    PRODUCTS-0.8%
       950,000    1 Consumers Packaging,
                    Inc., Sr. Note, 9.75%,
                    2/1/2007                               978,500
     2,050,000    1 Russell Stanley
                    Holdings, Inc., Sr. Sub.
                    Note, 10.875%, 2/15/2009             2,034,625
     5,300,000      Tekni-Plex, Inc., Sr.
                    Sub. Note, 9.25%,
                    3/1/2008                             5,459,000
                    TOTAL                                8,472,125
                    ECOLOGICAL SERVICES &
                    EQUIPMENT-0.5%
     5,500,000      Allied Waste North
                    America, Inc., Sr. Note,
                    7.875%, 1/1/2009                     5,555,000
PRINCIPAL
AMOUNT                                                      VALUE
                    CORPORATE BONDS-
                    continued
                    ELECTRONICS-0.9%
 $   8,350,000      Telecommunications
                    Techniques Co., LLC, Sr.
                    Sub. Note, 9.75%, 5/15/2008   $      8,433,500
     1,250,000      Viasystems, Inc., Sr.
                    Sub. Note, 9.75%, 6/1/2007           1,162,500
                    TOTAL                                9,596,000
                    FOOD & DRUG RETAILERS-0.4%
     3,650,000      Carr-Gottstein Foods
                    Co., Sr. Sub. Note,
                    12.00%, 11/15/2005                   4,234,000
                    FOOD PRODUCTS-2.6%
     6,500,000    1 Agrilink Foods, Inc.,
                    Sr. Sub. Note, 11.875%,
                    11/1/2008                            6,971,250
     3,600,000      Aurora Foods, Inc., Sr.
                    Sub. Note, Series B,
                    9.875%, 2/15/2007                    3,942,000
     2,000,000      Aurora Foods, Inc., Sr.
                    Sub. Note, Series D,
                    9.875%, 2/15/2007                    2,190,000
     3,625,000      Eagle Family Foods,
                    Inc., Sr. Sub. Note,
                    8.75%, 1/15/2008                     3,353,125
     6,400,000      International Home
                    Foods, Inc., Sr. Sub.
                    Note, 10.375%, 11/1/2006             7,008,000
     4,250,000    1 Triarc Consumer Products
                    Group, LLC, Sr. Sub.
                    Note, 10.25%, 2/15/2009              4,207,500
                    TOTAL                               27,671,875
                    FOOD SERVICES-1.4%
     7,900,000      AmeriServe Food
                    Distribution, Inc., Sr.
                    Sub. Note, 10.125%,
                    7/15/2007                            5,688,000
     3,925,000    1 Carrols Corp., Sr. Sub.
                    Note, 9.50%, 12/1/2008               3,983,875
     3,500,000    1 Domino's, Inc., Sr. Sub.
                    Note, 10.375%, 1/15/2009             3,648,750
     3,200,000      Nebco Evans Holding Co.,
                    Sr. Disc. Note,
                    0/12.375%, 7/15/2007                 1,532,000
                    TOTAL                               14,852,625
                    FOREST PRODUCTS-0.9%
     4,975,000      Stone Container Corp.,
                    Sr. Note, 11.50%,
                    10/1/2004                            5,248,625
     2,000,000      Stone Container Corp.,
                    Sr. Note, 12.58%,
                    8/1/2016                             2,025,000
     2,000,000      Stone Container Corp.,
                    Unit, 12.25%, 4/1/2002               2,035,000
                    TOTAL                                9,308,625
                    HEALTHCARE-3.9%
     2,600,000      Alliance Imaging, Inc.,
                    Sr. Sub. Note, 9.625%,
                    12/15/2005                           2,548,000
     5,000,000      CONMED Corp., Sr. Sub.
                    Note, 9.00%, 3/15/2008               5,025,000
     5,725,000      Dade International,
                    Inc., Sr. Sub. Note,
                    11.125%, 5/1/2006                    6,354,750
     1,950,000      Everest Healthcare
                    Services Corp., Sr. Sub.
                    Note, 9.75%, 5/1/2008                1,959,750
       700,000      Genesis Health Ventures,
                    Inc., Sr. Sub. Note,
                    9.75%, 6/15/2005                       598,500
     1,000,000    1 Genesis Health Ventures,
                    Inc., Sr. Sub. Note,
                    9.875%, 1/15/2009                      845,000
     1,750,000      Hudson Respiratory Care,
                    Inc., Sr. Sub. Note,
                    9.125%, 4/15/2008                    1,496,250
     5,000,000    1 Tenet Healthcare Corp.,
                    Sr. Note, 7.625%,
                    6/1/2008                             4,848,100
     8,650,000      Tenet Healthcare Corp.,
                    Sr. Note, 8.00%, 1/15/2005           8,668,511
PRINCIPAL
AMOUNT                                                      VALUE
                    CORPORATE BONDS-
                    continued
                    HEALTHCARE-CONTINUED
 $   3,650,000      Tenet Healthcare Corp.,
                    Sr. Sub. Note, 8.625%,
                    1/15/2007                     $      3,704,750
     6,000,000    1 Tenet Healthcare Corp.,
                    Sr. Sub. Note, 8.125%,
                    12/1/2008                            5,880,000
                    TOTAL                               41,928,611
                    HOTELS, MOTELS, INNS &
                    CASINOS-1.3%
     1,000,000      HMH Properties, Inc.,
                    Sr. Note, Series A,
                    7.875%, 8/1/2005                       987,500
     9,225,000      HMH Properties, Inc.,
                    Sr. Note, Series B,
                    7.875%, 8/1/2008                     8,879,062
     4,200,000      HMH Properties, Inc.,
                    Sr. Note, Series C,
                    8.45%, 12/1/2008                     4,158,000
                    TOTAL                               14,024,562
                    INDUSTRIAL PRODUCTS &
                    EQUIPMENT-5.0%
     3,750,000      Amphenol Corp., Sr. Sub.
                    Note, 9.875%, 5/15/2007              3,895,312
     4,800,000      Cabot Safety Acquisition
                    Corp., Sr. Sub. Note,
                    12.50%, 7/15/2005                    5,172,000
     4,725,000      Continental Global
                    Group, Inc., Sr. Note,
                    11.00%, 4/1/2007                     3,915,844
     5,325,000      Euramax International
                    PLC, Sr. Sub. Note,
                    11.25%, 10/1/2006                    5,484,750
     1,200,000      Grove Holdings, LLC, Sr.
                    Disc. Deb., 0/11.625%,
                    5/1/2009                               408,000
     1,000,000      Grove Worldwide, LLC,
                    Sr. Sub. Note, 9.25%,
                    5/1/2008                               855,000
     3,525,000      ISG Resources, Inc., Sr.
                    Sub. Note, 10.00%,
                    4/15/2008                            3,595,500
     1,925,000      International Utility
                    Structures, Inc., Sr.
                    Sub. Note, 10.75%,
                    2/1/2008                             1,876,875
     1,800,000      Johnstown America
                    Industries, Inc., Sr.
                    Sub. Note, 11.75%,
                    8/15/2005                            1,957,500
     1,875,000      Johnstown America
                    Industries, Inc., Sr.
                    Sub. Note, Series C,
                    11.75%, 8/15/2005                    2,039,062
     5,000,000      MMI Products, Inc., Sr.
                    Sub. Note, 11.25%,
                    4/15/2007                            5,337,500
     2,200,000    1 Neenah Corp., Sr. Sub.
                    Note, 11.125%, 5/1/2007              2,304,500
     2,775,000      Neenah Corp., Sr. Sub.
                    Note, Series B, 11.125%,
                    5/1/2007                             2,906,812
     3,450,000      Unifrax Investment
                    Corp., Sr. Note, 10.50%,
                    11/1/2003                            3,596,625
     7,525,000      WESCO Distribution,
                    Inc., Sr. Sub. Note,
                    9.125%, 6/1/2008                     7,863,625
     3,150,000      WESCO International,
                    Inc., Sr. Disc. Note,
                    0/11.125%, 6/1/2008                  2,079,000
                    TOTAL                               53,287,905
                    LEISURE & ENTERTAINMENT-3.3%
     6,109,000      AMF Bowling Worldwide,
                    Inc., Sr. Sub. Disc.
                    Note, 0/12.25%, 3/15/2006            3,543,220
       100,000      AMF Bowling Worldwide,
                    Inc., Sr. Sub. Note,
                    10.875%, 3/15/2006                      79,500
     2,500,000      Loews Cineplex
                    Entertainment, Inc., Sr.
                    Sub. Note, 8.875%,
                    8/1/2008                             2,512,500
     9,950,000      Premier Parks, Inc., Sr.
                    Disc. Note, 0/10.00%,
                    4/1/2008                             6,965,000
     3,100,000      Premier Parks, Inc., Sr.
                    Note, 12.00%, 8/15/2003              3,340,250
PRINCIPAL
AMOUNT                                                      VALUE
                    CORPORATE BONDS-
                    continued
                    LEISURE & ENTERTAINMENT-
                    CONTINUED
 $     500,000      Premier Parks, Inc., Sr.
                    Note, 9.75%, 1/15/2007        $        542,500
     3,950,000      Regal Cinemas, Inc., Sr.
                    Sub. Note, 9.50%, 6/1/2008           3,950,000
     7,000,000      Regal Cinemas, Inc., Sr.
                    Sub. Note, 9.50%, 6/1/2008           7,000,000
     7,175,000      Six Flags Theme Parks,
                    Inc., Sr. Sub. Disc.
                    Note, 0/12.25%, 6/15/2005            7,982,188
                    TOTAL                               35,915,158
                    MACHINERY & EQUIPMENT-2.2% 2,973,000 Alvey Systems, Inc.,
     Sr.
                    Sub. Note, 11.375%,
                    1/31/2003                            3,032,460
     5,525,000      Clark Material Handling
                    Corp., Sr. Note, 10.75%,
                    11/15/2006                           5,621,687
     2,600,000      Columbus McKinnion
                    Corp., Sr. Sub. Note,
                    8.50%, 4/1/2008                      2,535,000
     3,500,000      National Equipment
                    Services, Inc., Sr. Sub.
                    Note, Series B, 10.00%,
                    11/30/2004                           3,552,500
     3,175,000    1 National Equipment
                    Services, Inc., Sr. Sub.
                    Note, 10.00%, 11/30/2004             3,222,625
     6,000,000    1 United Rentals, Inc.,
                    Sr. Sub. Note, 9.25%,
                    1/15/2009                            6,165,000
                    TOTAL                               24,129,272
                    METALS & MINING-0.9%
     4,525,000    1 AEI Holding Co., Inc.,
                    Sr. Note, 10.50%, 12/15/2005         4,434,500
     4,900,000    1 AEI Resources, Inc., Sr.
                    Sub. Note, 11.50%,
                    12/15/2006                           4,802,000
                    TOTAL                                9,236,500
                    OIL & GAS-2.9%
     2,600,000      Chiles Offshore, LLC,
                    Sr. Note, 10.00%, 5/1/2008           1,781,000
     5,700,000      Continental Resources,
                    Inc., Sr. Sub. Note,
                    10.25%, 8/1/2008                     4,474,500
     2,075,000      DI Industries, Inc., Sr.
                    Note, 8.875%, 7/1/2007               1,530,312
     6,650,000      Dailey Petroleum
                    Services Corp., Company
                    Guarantee, 9.50%,
                    2/15/2008                            3,358,250
     3,025,000      Forcenergy Gas
                    Exploration, Inc., Sr.
                    Sub. Note, 8.50%,
                    2/15/2007                            1,073,875
     3,075,000      Forcenergy Gas
                    Exploration, Inc., Sr.
                    Sub. Note, 9.50%,
                    11/1/2006                            1,091,625
     1,850,000      KCS Energy, Inc., Sr.
                    Sub. Note, 8.875%,
                    1/15/2008                              564,250
     1,300,000      Nuevo Energy Co., Sr.
                    Sub. Note, 8.875%,
                    6/1/2008                             1,189,500
     3,125,000      Ocean Energy, Inc., Sr.
                    Sub. Note, 10.375%,
                    10/15/2005                           3,125,000
       700,000      Ocean Rig Norway AS,
                    Company Guarantee,
                    10.25%, 6/1/2008                       528,500
     1,950,000      Pacalta Resources Ltd.,
                    Sr. Note, 10.75%,
                    6/15/2004                            1,674,563
     2,250,000      Pogo Producing Co., Sr.
                    Sub. Note, 8.75%,
                    5/15/2007                            2,025,000
     3,200,000      Pride Petroleum
                    Services, Inc., Sr.
                    Note, 9.375%, 5/1/2007               3,000,000
     1,625,000      The Houston Exploration
                    Co., Sr. Sub. Note,
                    8.625%, 1/1/2008                     1,604,688
     2,025,000      Universal Compression
                    Holdings, Inc., Sr.
                    Disc. Note, 0/11.375%,
                    2/15/2009                            1,164,375
     5,150,000      Universal Compression
                    Holdings, Inc., Sr.
                    Disc. Note, 0/9.875%,
                    2/15/2008                            3,090,000
                    TOTAL                               31,275,438
PRINCIPAL
AMOUNT                                                      VALUE
                    CORPORATE BONDS-continued
                    PRINTING & PUBLISHING-1.3%
 $     600,000      Garden State Newspapers,
                    Inc., Sr. Sub. Note,
                    8.75%, 10/1/2009              $        615,000
     3,100,000      Hollinger International
                    Publishing, Inc., Sr.
                    Sub. Note, 9.25%, 2/1/2006           3,328,625
     4,700,000      Hollinger International
                    Publishing, Inc., Sr.
                    Sub. Note, 9.25%, 3/15/2007          5,046,625
     4,425,000      K-III Communications
                    Corp., Company Guarantee,
                    Series B, 8.50%, 2/1/2006            4,613,063
                    TOTAL                               13,603,313
                    SERVICES-0.6%
     3,618,000      Coinmach Corp., Sr.
                    Note, 11.75%, 11/15/2005             4,015,980
     2,450,000      SITEL Corp., Sr. Sub.
                    Note, 9.25%, 3/15/2006               2,284,625
                    TOTAL                                6,300,605
                    STEEL-0.2%
       725,000      Metals USA, Inc., Sr.
                    Sub. Note, 8.625%,
                    2/15/2008                              699,625
     1,275,000      Ryerson Tull, Inc., Sr.
                    Note, 9.125%, 7/15/2006              1,379,486
                    TOTAL                                2,079,111
                    SURFACE TRANSPORTATION-2.8%
     2,800,000      Allied Holdings, Inc.,
                    Sr. Note, 8.625%, 10/1/2007          2,842,000
     4,950,000    5 AmeriTruck Distribution
                    Corp., Sr. Sub. Note,
                    12.25%, 11/15/2005                     272,250
     3,125,000      Gearbulk Holding Ltd.,
                    Sr. Note, 11.25%,
                    12/1/2004                            3,273,437
     7,050,000      Statia Terminals
                    International N.V., 1st
                    Mtg. Note, 11.75%,
                    11/15/2003                           7,367,250
     8,300,000      Stena AB, Sr. Note,
                    10.50%, 12/15/2005                   8,466,000
     3,675,000      Stena AB, Sr. Note,
                    8.75%, 6/15/2007                     3,500,438
     2,500,000      Stena Line AB, Sr. Note,
                    10.625%, 6/1/2008                    2,062,500
     3,125,000    1 The Holt Group, Inc., Sr.
                    Note, 9.75%, 1/15/2006               2,101,563
                    TOTAL                               29,885,438
                    TELECOMMUNICATIONS &
                    CELLULAR-24.2%
     5,850,000    1 American Cellular Corp.,
                    Sr. Note, 10.50%, 5/15/2008          6,127,875
     1,000,000      Arch Communications,
                    Inc., Sr. Note, 12.75%,
                    7/1/2007                               965,000
     9,125,000      Call-Net Enterprises,
                    Inc., Sr. Disc. Note,
                    0/8.94%, 8/15/2008                   5,611,875
     8,250,000      Call-Net Enterprises,
                    Inc., Sr. Disc. Note,
                    0/9.27%, 8/15/2007                   5,651,250
     5,525,000    1 Centennial Cellular
                    Corp., Sr. Sub. Note,
                    10.75%, 12/15/2008                   5,980,812
     7,125,000      E.Spire Communications,
                    Inc., Sr. Disc. Note,
                    0/12.75%, 4/1/2006                   4,346,250
     1,900,000      E.Spire Communications,
                    Inc., Sr. Disc. Note,
                    0/13.00%, 11/1/2005                  1,254,000
     2,000,000    1 Hermes Europe Railtel
                    B.V., Sr. Note, 10.375%,
                    1/15/2009                            2,130,000
PRINCIPAL
AMOUNT                                                      VALUE
                    CORPORATE BONDS-continued
                    TELECOMMUNICATIONS &
                    CELLULAR-CONTINUED
 $   8,650,000      Hermes Europe Railtel
                    B.V., Sr. Note, 11.50%,
                    8/15/2007                     $      9,406,875
     5,625,000      ICG Holdings, Inc., Sr.
                    Disc. Note, 0/12.50%,
                    5/1/2006                             4,456,463
     7,000,000      ICG Services, Inc., Sr.
                    Disc. Note, 0/9.875%,
                    5/1/2008                             3,964,170
     7,250,000      IXC Communications,
                    Inc., Sr. Sub. Note,
                    9.00%, 4/15/2008                     7,576,250
     5,150,000      Intermedia
                    Communications, Inc.,
                    Sr. Disc. Note,
                    0/11.25%, 7/15/2007                  3,605,000
    10,925,000      Intermedia Communications,
                    Inc., Sr. Disc. Note,
                    0/12.50%, 5/15/2006                  8,794,625
     2,525,000      Intermedia
                    Communications, Inc.,
                    Sr. Note, 8.60%,
                    6/1/2008                             2,405,063
     3,325,000      Intermedia
                    Communications, Inc.,
                    Sr. Note, 8.875%,
                    11/1/2007                            3,208,625
     2,000,000    1 Intermedia
                    Communications, Inc.,
                    Sr. Sub. Disc. Note,
                    0/12.25%, 3/1/2009                   1,105,000
    16,450,000    1 Level 3 Communications,
                    Inc., Sr. Disc. Note,
                    0/10.50%, 12/1/2008                  9,499,875
    20,400,000      Level 3 Communications,
                    Inc., Sr. Note, 9.125%,
                    5/1/2008                            19,941,000
    12,325,000      McLeod, Inc., Sr. Disc.
                    Note, 0/10.50%, 3/1/2007             9,675,125
     1,500,000      McLeod, Inc., Sr. Note,
                    8.375%, 3/15/2008                    1,507,500
     1,125,000      McLeod, Inc., Sr. Note,
                    9.25%, 7/15/2007                     1,172,813
     2,000,000      MetroNet Communications
                    Corp., Sr. Disc. Note,
                    0/10.75%, 11/1/2007                  1,500,000
     4,200,000      MetroNet Communications
                    Corp., Sr. Note, 12.00%,
                    8/15/2007                            4,851,000
     9,700,000      MetroNet Escrow Corp.,
                    Sr. Disc. Note, 0/9.95%,
                    6/15/2008                            6,644,500
     4,400,000    1 MetroNet Escrow Corp.,
                    Sr. Note, 10.625%,
                    11/1/2008                            4,928,000
     2,400,000    1 Metromedia Fiber
                    Network, Inc., Sr. Note,
                    10.00%, 11/15/2008                   2,508,000
    10,100,000      Millicom International
                    Cellular S.A., Sr. Disc.
                    Note, 0/13.50%, 6/1/2006             7,221,500
    13,850,000      NEXTEL Communications,
                    Inc., Sr. Disc. Note,
                    0/10.65%, 9/15/2007                  9,591,125
    14,350,000      NEXTEL Communications,
                    Inc., Sr. Disc. Note,
                    0/9.95%, 2/15/2008                   9,184,000
     6,800,000      NEXTLINK Communications,
                    Inc., Sr. Disc. Note,
                    0/9.45%, 4/15/2008                   4,012,000
     3,000,000      NEXTLINK Communications,
                    Inc., Sr. Note, 9.00%,
                    3/15/2008                            2,857,500
     2,350,000      NEXTLINK Communications,
                    Inc., Sr. Note, 9.625%,
                    10/1/2007                            2,308,875
     3,500,000      Nextel International,
                    Inc., Sr. Disc. Note,
                    0/12.125%, 4/15/2008                 1,547,105
     3,250,000    1 Nextel Partners, Inc.,
                    Sr. Disc. Note,
                    0/14.00%, 2/1/2009                   1,734,688
     3,400,000      Orange PLC, Sr. Note,
                    8.00%, 8/1/2008                      3,468,000
     7,850,000      Paging Network, Inc.,
                    Sr. Sub. Note, 10.00%,
                    10/15/2008                           6,770,625
     5,350,000      Pathnet, Inc., Unit,
                    12.25%, 4/15/2008                    3,129,750
     5,400,000      PsiNet, Inc., Sr. Note,
                    10.00%, 2/15/2005                    5,643,000
     2,925,000    1 PsiNet, Inc., Sr. Note,
                    11.50%, 11/1/2008                    3,268,688
     5,000,000      Qwest Communications
                    International, Inc., Sr.
                    Disc. Note, 0/8.29%,
                    2/1/2008                             3,950,000
     6,525,000      Qwest Communications
                    International, Inc., Sr.
                    Disc. Note, 0/9.47%,
                    10/15/2007                           5,203,688
PRINCIPAL
AMOUNT OR
SHARES                                                      VALUE
                    CORPORATE BONDS-continued
                    TELECOMMUNICATIONS &
                    CELLULAR-CONTINUED
 $   4,501,000      Qwest Communications
                    International, Inc., Sr.
                    Note, 10.875%, 4/1/2007       $      5,254,918
     6,500,000    1 Qwest Communications
                    International, Inc., Sr.
                    Note, 7.50%, 11/1/2008               6,841,250
     4,700,000      Rogers Cantel Mobile,
                    Inc., Sr. Sub. Note,
                    8.80%, 10/1/2007                     4,888,000
     3,675,000      Telesystem International
                    Wireless, Inc., Sr.
                    Disc. Note, 0/10.50%,
                    11/1/2007                            1,451,625
     8,350,000      Telesystem International
                    Wireless, Inc., Sr.
                    Disc. Note, 0/13.25%,
                    6/30/2007                            3,715,750
     4,575,000      Teligent, Inc., Sr.
                    Disc. Note, 0/11.50%,
                    3/1/2008                             2,310,375
     6,250,000      Teligent, Inc., Sr.
                    Note, 11.50%, 12/1/2007              5,843,750
     8,500,000      Triton PCS, Inc., Sr.
                    Disc. Note, 0/11.00%,
                    5/1/2008                             4,781,250
     1,000,000      US Xchange, L.L.C., Sr.
                    Note, 15.00%, 7/1/2008               1,062,500
     4,325,000      USA Mobile
                    Communications, Inc.,
                    Sr. Note, 9.50%, 2/1/2004            3,784,375
     2,650,000   1  Verio, Inc., Sr. Note,
                    11.25%, 12/1/2008                    2,881,875
     1,675,000      Viatel, Inc., Unit,
                    0/12.50%, 4/15/2008                  1,021,750
     5,750,000      Viatel, Inc., Unit,
                    11.25%, 4/15/2008                    5,951,250
                    TOTAL                              258,496,158
                    UTILITIES-0.7%
     1,850,000      CMS Energy Corp., Sr.
                    Note, 7.50%, 1/15/2009               1,842,359
     5,575,000      El Paso Electric Co., 1st
                    Mtg. Note, 9.40%, 5/1/2011           6,272,154
                    TOTAL                                8,114,513
                    TOTAL CORPORATE BONDS
                    (IDENTIFIED COST
                    $1,058,782,242)                  1,021,039,135
                    COMMON STOCKS/WARRANTS-0.1%
                    BUSINESS EQUIPMENT &
                    SERVICES-0.0%
         3,725 1, 2 Electronic Retailing
                    Systems International,
                    Inc., Warrants                          18,625
                    CABLE TELEVISION-0.0%
         9,675   2  Diva Systems Corp.,
                    Warrants                               135,450
         6,994    2 Pegasus Communications Corp.           170,479
         3,450    2 Pegasus Communications
                    Corp., Warrants                        113,850
         9,825   2  UIH Australia/Pacific,
                    Warrants                                11,053
                    TOTAL                                  430,832
                    CHEMICALS & PLASTICS-0.0%
         4,675    2 Sterling Chemicals
                    Holdings, Inc., Warrants                70,125
                    CONSUMER PRODUCTS-0.0%
         2,500    2 Hosiery Corp. of
                    America, Inc.                           18,125
         5,000 1, 2 IHF Capital, Inc.,
                    Warrants                                 2,500
                    TOTAL                                   20,625
SHARES                                                      VALUE
                    COMMON STOCKS/WARRANTS-
                    continued
                    METALS & MINING-0.0%
       138,395    2 Royal Oak Mines, Inc          $         21,091
                    PRINTING & PUBLISHING-0.1%
         5,350    2 Affiliated Newspaper
                    Investments, Inc.                      801,831
                    STEEL-0.0%
         1,800 1, 2 Bar Technologies, Inc.,
                    Warrants                                99,000
                    TELECOMMUNICATIONS &
                    CELLULAR-0.0%
         4,200 1, 2 MetroNet Communications
                    Corp., Warrants                        239,904
         5,350 1, 2 Pathnet, Inc., Warrants                 54,169
                    TOTAL                                  294,073
                    TOTAL COMMON STOCKS/WARRANTS
                    (IDENTIFIED COST
                    $483,022)                            1,756,202
                    PREFERRED STOCKS-4.1%
                    BANKING-0.1%
        57,000      California Federal
                    Preferred Capital Corp.,
                    REIT Perpetual Pfd. Stock,
                    Series A, $2.28                      1,503,375
                    BROADCAST RADIO & TV-1.6%
         3,375      Benedek Communications
                    Corp., Sr. Exchangeable
                    PIK                                  2,716,875
        32,712      Capstar Broadcasting
                    Corp., Cumulative
                    Exchangeable Pfd. Stock,
                    Series E                             3,909,131
        25,420      Capstar Broadcasting
                    Partners, Inc., Sr.
                    Pfd., $12.00                         3,005,952
         1,604      Cumulus Media, Inc.,
                    Cumulative Sr. Red. Pfd.
                    Stk., Series A, $3.44                1,824,555
        53,125      Sinclair Broadcast
                    Group, Inc., Cumulative
                    Pfd., $11.63                         5,817,187
                     TOTAL                              17,273,700
                    CABLE TELEVISION-0.5%
         4,770      Pegasus Communications
                    Corp., Cumulative PIK
                    Pfd., Series A, 12.75%               5,222,657
                    FOOD SERVICES-0.2%
        27,912      Nebco Evans Holding Co.,
                    Exchangeable Pfd. Stock              1,353,729
                    HEALTHCARE-0.1%
        11,183      River Holding Corp., Sr.
                    Exchangeable PIK                       506,031
                    INDUSTRIAL PRODUCTS &
                    EQUIPMENT-0.2%
         2,000      Fairfield Manufacturing
                    Co., Inc., Cumulative
                    Exchangeable Pfd. Stock              1,950,000
            40    1 International Utility
                    Structures, Inc., Unit                  37,532
           300    1 International Utility
                    Structures, Inc., Unit,
                    $13.00                                 289,500
                    TOTAL                                2,277,032
                    PRINTING & PUBLISHING-0.9%
        75,100      Primedia, Inc.,
                    Exchangeable Pfd. Stock,
                    Series H, $2.16                      7,284,700
SHARES                                                      VALUE
                    PREFERRED STOCKS-continued
                    PRINTING & PUBLISHING-
                    CONTINUED
        23,750      Primedia, Inc., Pfd., $9.20   $      2,386,875
                    TOTAL                                9,671,575
                    TELECOMMUNICATIONS &
                    CELLULAR-0.5%
         3,503      NEXTEL Communications,
                    Inc., Cumulative PIK
                    Pfd., Series D, 13.00%               3,695,952
         1,451      NEXTEL Communications,
                    Inc., Exchangeable Pfd.
                    Stock, Series E                      1,386,005
         3,882      Viatel, Inc., Conv. PIK
                    Pfd., Series A, 10.00%                 564,832
                    TOTAL                                5,646,789
                    TOTAL PREFERRED STOCKS
                    (IDENTIFIED COST
                    $43,874,195)  43,454,888
                    TOTAL INVESTMENTS
                    (IDENTIFIED COST
                    $1,103,139,459) 3             $  1,066,250,225


1 Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At February 28, 1999, these securities amounted to $159,240,455 which represents 14.9% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $158,880,426 which represents 14.8% of net assets.

2 Non-income producing security.

3 The cost of investments for federal tax purposes amounts to $1,103,139,459. The net unrealized depreciation of investments on a federal tax basis amounts to $36,889,234 which is comprised of $32,119,804 appreciation and $69,009,038 depreciation at February 28, 1999.

4 Australis Holdings Pty Limited, a wholly owned subsidiary of Australis Media Limited, filed for reorganization relief under Chapter 11 of the Bankruptcy Code on April 8, 1998. Australis was a leading provider of subscription television services in Australia which has been negatively impacted by its failed merger with a rival pay TV operator. The company has effectively ceased operations although litigation is pending.

5 AmeriTruck Distribution Corporation and subsidiaries filed for reorganization under Chapter 11 of the Federal Bankruptcy Code on November 11, 1998. AmeriTruck operated in specialized segments of the trucking operation from ConAgra with bond proceeds in hopes of establishing a major national presence in that niche but was unable to generate enough volume to bring capacity utilization in that segment to a level adequate to service related debt. The company continues to operate in Chapter 11 while liquidating most of the refrigerated operation while retaining selected profitable portions of that business.

Note: The categories of investments are shown as a percentage of net assets ($1,069,840,379) at February 28, 1999.

The following acronyms are used throughout this portfolio:

BIG -Bond Investors Guaranty GTD -Guaranty HDA -Hospital Development Authority LLC -Limited Liability Corporation PIK -Payment in Kind PLC -Public Limited Company REIT -Real Estate Investment Trust


See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

FEBRUARY 28, 1999




ASSETS:
Total investments in
securities, at value
(identified cost
$1,103,139,459)                                $ 1,066,250,225
Income receivable                                   19,090,145
Receivable for
investments sold                                    36,743,064
Receivable for shares
sold                                                 2,312,133
Prepaid expenses                                        61,105
TOTAL ASSETS                                     1,124,456,672
LIABILITIES:
Payable for investments
purchased                     $  1,217,974
Payable for shares
redeemed                        36,178,614
Income distribution
payable                          2,691,127
Payable to Bank                 14,387,945
Accrued expenses                   140,633
TOTAL LIABILITIES                                   54,616,293
Net assets for
119,918,721 shares
outstanding                                    $ 1,069,840,379
NET ASSETS CONSIST OF:
Paid in capital                                $ 1,119,564,368
Net unrealized
depreciation of
investments                                        (36,889,234)
Accumulated net realized
loss on investments                                (13,478,110)
Undistributed net
investment income                                      643,355
TOTAL NET ASSETS                               $ 1,069,840,379
NET ASSET VALUE,
OFFERING PRICE AND
REDEMPTION PROCEEDS PER
SHARE:
$1,069,840,379 /
119,918,721 shares
outstanding                                              $8.92


See Notes which are an integral part of the Financial Statements

Statement of Operations


YEAR ENDED FEBRUARY 28, 1999



INVESTMENT INCOME:
Dividends                                                           $   4,793,200
Interest                                                              108,874,702
TOTAL INCOME                                                          113,667,902
EXPENSES:
Investment advisory fee                          $  8,605,337
Administrative personnel
and services fee                                      865,071
Custodian fees                                         70,141
Transfer and dividend
disbursing agent fees
and expenses                                          312,950
Directors'/Trustees'
fees                                                   17,610
Auditing fees                                          24,192
Legal fees                                            109,909
Portfolio accounting
fees                                                  138,442
Shareholder services fee                            2,868,383
Share registration costs                               61,841
Printing and postage                                   74,880
Insurance premiums                                      8,119
Miscellaneous                                           9,957
TOTAL EXPENSES                                     13,166,832
WAIVERS:
Waiver of investment
advisory fee                  $  (2,459,542)
Waiver of shareholder
services fee                      (573,659)
TOTAL WAIVERS                                      (3,033,201)
Net expenses                                                           10,133,631
Net investment income                                                 103,534,271
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on
investments                                                             2,188,032
Net change in unrealized
depreciation of
investments                                                           (93,988,696)
Net realized and
unrealized gain (loss)
on investments                                                        (91,800,664)
Change in net assets
resulting from
operations                                                          $  11,733,607


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets





YEAR ENDED FEBRUARY 28           1999                   1998
INCREASE (DECREASE) IN
NET ASSETS
OPERATIONS:
Net investment income          $    103,534,271       $    89,225,466
Net realized gain on
investments ($2,188,032
and $4,861,343,
respectively,
as computed for federal
tax purposes)                         2,188,032             2,894,137
Net change in unrealized
appreciation/(depreciation)         (93,988,696)           34,916,343
CHANGE IN NET ASSETS
RESULTING FROM
OPERATIONS                           11,733,607           127,035,946
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
investment income                  (103,375,232)          (88,853,702)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                            1,105,476,358           979,282,898
Net asset value of shares
issued to shareholders
in payment of
distributions declared               72,053,130            65,669,753
Cost of shares redeemed          (1,215,110,331)         (822,434,825)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                        (37,580,843)          222,517,826
Change in net assets               (129,222,468)          260,700,070
NET ASSETS:
Beginning of period               1,199,062,847           938,362,777
End of period (including
undistributed net
investment income of
$643,355 and $54,638,
respectively)                  $  1,069,840,379       $ 1,199,062,847


See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

FEBRUARY 28, 1999

ORGANIZATION

Federated High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust's investment objective is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The Trust's portfolio of investments consists primarily of lower rated corporate debt obligations. These lower rated obligations may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower rated debt obligations are regarded as predominately speculative with respect to each issuer's continuing ability to make interest and principal payments (i.e., the obligations are subject to the risk of default).

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return on capital for federal income tax purposes.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency and defaulted interest. The following reclassifications have been made to the financial statements.


                               UNDISTRIBUTED
                 ACCUMULATED   NET INVESTMENT
PAID-IN CAPITAL   GAIN (LOSS)  INCOME
$4,115             $(433,793)  $429,678

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At February 28, 1999, the Trust, for federal tax purposes, had a capital loss carryforward of $7,981,977, which will reduce the Trust's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION AMOUNT
2000                     $6,525,373
2003                     $1,456,604

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Trust or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Trust will not incur any registration costs upon such resales. The Trust's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Trust's pricing committee.

Additional information on each restricted security held at February 28, 1999 is as follows:


SECURITY                          ACQUISITION DATE      ACQUISITION COST
Electronic Retailing Systems
International, Inc., Warrants     1/21/1997-1/31/1997           $129,220
IHF Capital, Inc., Warrants       11/4/1994-4/20/1995             51,080


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:



YEAR ENDED FEBRUARY 28                              1999            1998
Shares sold                                  120,541,310     103,170,660
Shares issued to shareholders in payment
of distributions declared                      7,818,612       6,907,979
Shares redeemed                             (131,659,365)    (86,612,840)
NET CHANGE RESULTING
FROM SHARE TRANSACTIONS                       (3,299,443)     23,465,799


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Trust's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Trust will pay FSSC up to 0.25% of average daily net assets of the Trust shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 1999, were as follows:

Purchases   $519,604,990
Sales       $612,828,451

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

Report of Ernst & Young LLP, Independent Auditors

TO THE TRUSTEES AND SHAREHOLDERS OF

FEDERATED HIGH YIELD TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Yield Trust as of February 28, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Yield Trust at February 28, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

[Graphic]

Boston, Massachusetts

April 19, 1999

 [Graphic]
 Federated
 World-Class Investment Manager
 PROSPECTUS

Federated High Yield Trust



APRIL 30, 1999

A Statement of Additional Information (SAI) dated April 30, 1999, is incorporated by reference into this prospectus. Additional information about the Fund's investments is contained in the Fund's annual and semi-annual reports to shareholders as they become available. The annual report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-800-341-7400.



You can obtain information about the Fund (including the SAI) by visiting or writing the Public Reference Room of the Securities and Exchange Commission in Washington, DC 20549-6009 or from the Commission's Internet site at http://www.sec.gov. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.



 [Graphic]
 Federated
 Federated High Yield Trust
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM
 Federated Securities Corp., Distributor

Investment Company Act File No. 811-4018

Cusip 314197104



8040401A (4/99)

 [Graphic]


STATEMENT OF ADDITIONAL INFORMATION
Federated High Yield Trust




This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated High Yield Trust (Fund), dated April 30, 1999. This SAI incorporates by reference the Fund's Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-341-7400.



APRIL 30, 1999

 [Graphic]
 Federated
 World-Class Investment Manager
 Federated High Yield Trust
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM
 Federated Securities Corp., Distributor

8040401A (4/99)

[Graphic]

CONTENTS



How is the Fund Organized?  1

Securities in Which the Fund Invests  1

What Do Shares Cost?  6

How is the Fund Sold?  6

Subaccounting Services  6

Redemption in Kind  6

Massachusetts Partnership Law  6

Account and Share Information  7

Tax Information  7

Who Manages and Provides Services to the Fund?  8

How Does the Fund Measure Performance?  11

Who is Federated Investors, Inc.?  13

Investment Ratings  14

Addresses  16



How is the Fund Organized?



The Fund is a diversified open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on April 17, 1984. The Fund's investment adviser is Federated Investment Management Company (Adviser). Effective March 31, 1999, Federated Management, Adviser to the Fund, merged into Federated Investment Management Company (formerly, Federated Advisers).



Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES

The following provides additional information about the types of securities in which the Fund invests.

FIXED INCOME SECURITIES



ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security.

TREASURY SECURITIES

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risk.

AGENCY SECURITIES

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risk, but not as low as treasury securities.



The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risk, it does not reduce the market and prepayment risks of these mortgage backed securities.



ASSET BACKED SECURITIES

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper or notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

COMMERCIAL PAPER

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risk as compared to other debt securities of the same issuer.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as fixed income securities for purposes of its investment policies and limitations.

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.

COMMON STOCKS

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

INTERESTS IN OTHER LIMITED LIABILITY COMPANIES

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)



REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.



WARRANTS

Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

* it is organized under the laws of, or has a principal office located in, another country;

* the principal trading market for its securities is in another country; or

* it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

FOREIGN GOVERNMENT SECURITIES

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.



SPECIAL TRANSACTIONS



REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

DELAYED DELIVERY TRANSACTIONS

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create market risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

SECURITIES LENDING

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to market risks and credit risks.

ASSET COVERAGE

In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.



INVESTMENT RISKS

There are many factors which may effect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

FIXED INCOME RISKS



CREDIT RISKS

* Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. The high yield bonds in which the Fund invests have a higher default risk than investment grade securities. Low-grade bonds are almost always uncollateralized and subordinated to other debt that a firm has outstanding.

* Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

* Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

* Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.



RISKS OF FOREIGN INVESTING

* Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

* Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

* Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

LEVERAGE RISKS



* Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.



EQUITY RISKS

STOCK MARKET RISKS



* The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

* The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.



INVESTMENT LIMITATIONS

CONCENTRATION OF INVESTMENTS

The Fund will not purchase securities (other than those issued or guaranteed by the U.S. government) if, as a result of such purchase, more than 25% of the value of its assets would be invested in any one industry.

However, the Fund may invest more than 25% of the value of its total assets in cash or cash items (not including certificates of deposit), securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these instruments, such as repurchase agreements.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities. The Fund reserves the right to purchase financial futures and put options on financial futures, not including stock index futures.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, although it will invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

BUYING ON MARGIN

The Fund will not purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions and may make margin payments in connection with buying financial futures and put options on financial futures, not including stock index futures.

SELLING SHORT

The Fund will not sell securities short unless:

* during the time the short position is open it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and

* not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

BORROWING MONEY



The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.



LENDING CASH OR SECURITIES

The Fund will not lend any of its assets except portfolio securities. This shall not prevent the purchase or holding of corporate or government bonds, debentures, notes, certificates of indebtedness, or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objective and policies or Declaration of Trust.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

The above limitations cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN RESTRICTED AND ILLIQUID SECURITIES

The Fund will not invest more than 15% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days after notice.

WRITING COVERED CALL OPTIONS

The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

DIVERSIFICATION OF INVESTMENTS

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) is as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.

ACQUIRING SECURITIES

The Fund will not purchase securities of a company for the purpose of exercising control or management.

However, the Fund may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Fund. In addition, the Fund, other companies advised by the Fund's investment adviser, and other affiliated companies may together buy and hold substantial amounts of voting stock of a company and may vote together in regard to such company's affairs. In some cases, the Fund and its affiliates might collectively be considered to be in control of such company. In some such cases, Trustees and other persons associated with the Fund and its affiliates might possibly become directors of companies in which the Fund holds stock.

EQUITY SECURITIES

The Fund may invest up to 10% of total assets in equity securities including common stocks, warrants or rights.

INVESTING IN FOREIGN SECURITIES

The Fund will not invest more than 10% of the value of its total assets in foreign securities which are not publicly traded in the United States.



Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund did not borrow money, invest in reverse repurchase agreements, sell securities short, or invest in foreign securities during the last fiscal year and has no present intent to do so in the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings associations having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items".



DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

* for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

* in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

* for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;

* futures contracts and options are valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

* for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and



* for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.



TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

What Do Shares Cost?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

How is the Fund Sold?



Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.



SHAREHOLDER SERVICES

The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals may be paid fees out of the assets of the Distributor and/or Federated Shareholder Services Company (but not out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution- related or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the investment professional.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Fund. To protect its shareholders, the Fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Fund.

In the unlikely event a shareholder is held personally liable for the Fund's obligations, the Fund is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Fund have equal voting rights.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Fund's outstanding shares.



As of April 6, 1999, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares: Charles Schwab & Co., Inc., San Francisco, California, 37.87%.



Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Tax Information

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

FOREIGN INVESTMENTS

If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.



Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.



If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES



The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's name, address, birth date, present position(s) held with the Fund's, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Trustee from the Fund for its most recent fiscal year, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Federated Fund Complex is comprised of 54 investment companies, whose investment advisers are affiliated with the Fund's Adviser.

As of April 6, 1999, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Shares.



An asterisk (*) denotes a Trustee who is deemed to be an interested person as defined in the Investment Company Act of 1940. The following symbol (#) denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.





NAME                                                                                                      TOTAL
BIRTH DATE                                                                                 AGGREGATE      COMPENSATION
ADDRESS                                  PRINCIPAL OCCUPATIONS                             COMPENSATION   FROM FUND AND
POSITION WITH FUND                       FOR PAST 5 YEARS                                  FROM FUND      FUND COMPLEX
JOHN F. DONAHUE*+                        Chief Executive Officer                                     $0   $0 for the Fund
Birth date: July 28, 1924                and Director or Trustee                                          and 54 other investment
Federated Investors Tower                of the Federated Fund                                            companies in the
1001 Liberty Avenue                      Complex; Chairman and                                            Fund Complex
Pittsburgh, PA                           Director, Federated
CHAIRMAN AND TRUSTEE                     Investors, Inc.; Chairman and Trustee,
                                         Federated Investment Management Company;
                                         Chairman and Director, Federated Investment
                                         Counseling and Federated Global Investment
                                         Management Corp.; Chairman, Passport
                                         Research, Ltd.
THOMAS G. BIGLEY                         Director or Trustee of the Federated Fund            $1,730.93   $113,860.22 for the Fund
Birth date: February 3, 1934             Complex; Director, Member of Executive                           and 54 other investment
15 Old Timber Trail                      Committee, Children's Hospital of                                companies in the
Pittsburgh, PA                           Pittsburgh; formerly: Senior Partner, Ernst &                    Fund Complex
TRUSTEE                                  Young LLP; Director, MED 3000 Group,
                                         Inc.; Director, Member of Executive
                                         Committee, University of Pittsburgh.
JOHN T. CONROY, JR.                      Director or Trustee of the Federated Fund            $1,904.29   $125,264.48 for the Fund
Birth date: June 23, 1937                Complex; President, Investment Properties                        and 54 other investment
Wood/IPC Commercial Dept.                Corporation; Senior Vice President,                              companies in the
John R. Wood Associates, Inc. Realtors   John R. Wood and Associates, Inc., Realtors;                     Fund Complex
3255 Tamiami Trial North                 Partner or Trustee in private real estate
Naples, FL                               ventures in Southwest Florida; formerly:
TRUSTEE                                  President, Naples Property Management,
                                         Inc. and Northgate Village Development
                                         Corporation.
NICHOLAS CONSTANTAKIS                    Director or Trustee of the Federated Fund                   $0   $47,958.02 for the Fund
Birth date: September 3, 1939            Complex; formerly: Partner, Andersen                             and 39 other investment
175 Woodshire Drive                      Worldwide SC.                                                    companies in the
Pittsburgh, PA                                                                                            Fund Complex
TRUSTEE
J. CHRISTOPHER DONAHUE+                  President or Executive Vice President of the                $0   $0 for the Fund
Birth date: April 11, 1949               Federated Fund Complex; Director or                              and 22 other investment
Federated Investors Tower                Trustee of some of the Funds in the                              companies in the
1001 Liberty Avenue                      Federated Fund Complex; President and                            Fund Complex
Pittsburgh, PA                           Director, Federated Investors, Inc.; President
EXECUTIVE VICE PRESIDENT                 and Trustee, Federated Investment
AND TRUSTEE                              Management Company; President and
                                         Director, Federated Investment
                                         Counseling and Federated Global
                                         Investment Management Corp.; President,
                                         Passport Research, Ltd.; Trustee,
                                         Federated Shareholder Services Company;
                                         Director, Federated Services Company.
JOHN F. CUNNINGHAM++                     Director or Trustee of some of the Federated                $0   $0 for the Fund
Birth date: March 5, 1943                Funds; Chairman, President and Chief                             and 43 other investment
353 El Brillo Way                        Executive Officer, Cunningham & Co., Inc. ;                      companies in the
Palm Beach, FL                           Trustee Associate, Boston College; Director,                     Fund Complex
TRUSTEE                                  EMC Corporation; formerly: Director,
                                         Redgate Communications.
                                         Previous Positions: Chairman of the Board
                                         and Chief Executive Officer, Computer
                                         Consoles, Inc.; President and Chief
                                         Operating Officer, Wang Laboratories;
                                         Director, First National Bank of Boston;
                                         Director, Apollo Computer, Inc.
LAWRENCE D. ELLIS, M.D.*                 Director or Trustee of the Federated Fund            $1,730.93   $113,860.22 for the Fund
Birth date: October 11, 1932             Complex; Professor of Medicine, University                       and 54 other investment
3471 Fifth Avenue                        of Pittsburgh; Medical Director, University of                   companies in the
Suite 1111                               Pittsburgh Medical Center-Downtown;                              Fund Complex
Pittsburgh, PA                           Hematologist, Oncologist, and Internist,
TRUSTEE                                  University of Pittsburgh Medical Center;
                                         Member, National Board of Trustees,
                                         Leukemia Society of America.

NAME                                                                                                      TOTAL
BIRTH DATE                                                                                 AGGREGATE      COMPENSATION
ADDRESS                                  PRINCIPAL OCCUPATIONS                             COMPENSATION   FROM FUND AND
POSITION WITH FUND                       FOR PAST 5 YEARS                                  FROM FUND      FUND COMPLEX
PETER E. MADDEN                          Director or Trustee of                               $1,770.82   $113,860.22 for the Fund
Birth date: March 16, 1942               the Federated Fund                                               and 54 other investment
One Royal Palm Way                       Complex; formerly:                                               companies in the
100 Royal Palm Way                       Representative,                                                  Fund Complex
Palm Beach, FL                           Commonwealth of
TRUSTEE                                  Massachusetts General Court; President, State
                                         Street Bank and Trust Company and State Street
                                         Corporation.
                                         Previous Positions: Director, VISA USA and
                                         VISA International; Chairman and Director,
                                         Massachusetts Bankers Association; Director,
                                         Depository Trust Corporation.
CHARLES F. MANSFIELD, JR.++              Director or Trustee of some of the Federated                $0   $0 for the Fund
Birth date: April 10, 1945               Funds; Management Consultant.                                    and 43 other investment
80 South Road                            Previous Positions: Chief Executive Officer,                     companies in the
Westhampton Beach, NY                    PBTC International Bank; Chief Financial                         Fund Complex
TRUSTEE                                  Officer of Retail Banking Sector, Chase
                                         Manhattan Bank; Senior Vice President,
                                         Marine Midland Bank; Vice President,
                                         Citibank; Assistant Professor of Banking
                                         and Finance, Frank G. Zarb School of
                                         Business, Hofstra University.
JOHN E. MURRAY, JR., J.D., S.J.D.        Director or Trustee of the Federated Fund            $1,770.82   $113,860.22 for the Fund
Birth date: December 20, 1932            Complex; President, Law Professor,                               and 54 other investment
President, Duquesne University           Duquesne University; Consulting Partner,                         companies in the
Pittsburgh, PA                           Mollica & Murray.  Fund Complex
TRUSTEE                                  Previous Positions: Dean and Professor of
                                         Law, University of Pittsburgh School of
                                         Law; Dean and Professor of Law,
                                         Villanova University School of Law.
MARJORIE P. SMUTS                        Director or Trustee of the Federated Fund            $1,730.93   $113,860.22 for the Fund
Birth date: June 21, 1935                Complex; Public Relations/Marketing/                             and 54 other investment
4905 Bayard Street                       Conference Planning.                                             companies in the
Pittsburgh, PA                           Previous Positions: National Spokesperson,                       Fund Complex
TRUSTEE                                  Aluminum Company of America; business owner.
JOHN S. WALSH++                          Director or Trustee of some of the Federated                $0   $0 for the Fund
Birth date: November 28, 1957            Funds; President and Director, Heat Wagon,                       and 40 other investment
2007 Sherwood Drive                      Inc.; President and Director, Manufacturers                      companies in the
Valparaiso, IN                           Products, Inc.; President, Portable Heater                       Fund Complex
TRUSTEE                                  Parts, a division of Manufacturers Products,
                                         Inc.; Director, Walsh & Kelly, Inc.; formerly:
                                         Vice President, Walsh & Kelly, Inc.
GLEN R. JOHNSON                          Trustee, Federated Investors, Inc.; staff                   $0   $0 for the Fund
Birth date: May 2, 1929                  member, Federated Securities Corp.                               and 8 other investment
Federated Investors Tower                                                                                 companies in the
1001 Liberty Avenue                                                                                       Fund Complex
Pittsburgh, PA
PRESIDENT
EDWARD C. GONZALES                       Trustee or Director of some of the Funds in                 $0   $0 for the Fund
Birth date: October 22, 1930             the Federated Fund Complex; President,                           and 1 other investment
Federated Investors Tower                Executive Vice President and Treasurer of                        company in the
1001 Liberty Avenue                      some of the Funds in the Federated Fund                          Fund Complex
Pittsburgh, PA                           Complex; Vice Chairman, Federated
EXECUTIVE VICE PRESIDENT                 Investors, Inc.; Vice President, Federated
                                         Investment Management Company,
                                         Federated Investment Counseling,
                                         Federated Global Investment Management
                                         Corp. and Passport Research, Ltd.; Executive
                                         Vice President and Director, Federated
                                         Securities Corp.; Trustee, Federated
                                         Shareholder Services Company.
JOHN W. MCGONIGLE                        Executive Vice President and Secretary of                   $0   $0 for the Fund
Birth date: October 26, 1938             the Federated Fund Complex; Executive Vice                       and 54 other investment
Federated Investors Tower                President, Secretary, and Director, Federated                    companies in the
1001 Liberty Avenue                      Investors, Inc.; Trustee, Federated                              Fund Complex
Pittsburgh, PA                           Investment Management Company;
EXECUTIVE VICE PRESIDENT                 Director, Federated Investment Counseling
and SECRETARY                            and Federated Global Investment
                                         Management Corp.; Director, Federated
                                         Services Company; Director, Federated
                                         Securities Corp.
RICHARD J. THOMAS                        Treasurer of the Federated Fund Complex;                    $0   $0 for the Fund
Birth date: June 17, 1954                Vice President-Funds Financial Services                          and 54 other investment
Federated Investors Tower                Division, Federated Investors, Inc.; formerly:                   companies in the
1001 Liberty Avenue                      various management positions within Funds                        Fund Complex
Pittsburgh, PA                           Financial Services Division of Federated
TREASURER                                Investors, Inc.
RICHARD B. FISHER                        President or Vice President of some of the                  $0   $0 for the Fund
Birth date: May 17, 1923                 Funds in the Federated Fund Complex;                             and 6 other investment
Federated Investors Tower                Director or Trustee of some of the Funds in                      companies in the
1001 Liberty Avenue                      the Federated Fund Complex; Executive Vice                       Fund Complex
Pittsburgh, PA                           President, Federated Investors, Inc.;
VICE PRESIDENT                           Chairman and Director, Federated Securities
                                         Corp.

NAME                                                                                                      TOTAL
BIRTH DATE                                                                                 AGGREGATE      COMPENSATION
ADDRESS                                  PRINCIPAL OCCUPATIONS                             COMPENSATION   FROM FUND AND
POSITION WITH FUND                       FOR PAST 5 YEARS                                  FROM FUND      FUND COMPLEX
J. THOMAS MADDEN                         Chief Investment Officer                                    $0   $0 for the Fund
Birth date: October 22, 1945             of this Fund and various                                         and 12 other investment
Federated Investors Tower                other Funds in the                                               companies in the
1001 Liberty Avenue                      Federated Fund Complex;                                          Fund Complex
Pittsburgh, PA                           Executive Vice
CHIEF INVESTMENT OFFICER                 President, Federated Investment Counseling,
                                         Federated Global Investment Management
                                         Corp., Federated Investment Management
                                         Company and Passport Research, Ltd.;
                                         Vice President, Federated Investors,
                                         Inc.; formerly: Executive Vice
                                         President and Senior Vice President,
                                         Federated Investment Counseling
                                         Institutional Portfolio Management
                                         Services Division; Senior Vice
                                         President, Federated Investment
                                         Management Company and Passport
                                         Research, Ltd.
MARK E. DURBIANO                         Mark E. Durbiano has been the Fund's                        $0   $0 for the Fund
Birth date: September 21, 1959           portfolio manager since August 1994. He is                       and no other investment
Federated Investors Tower                Vice President of the Fund. Mr. Durbiano                         companies in the
1001 Liberty Avenue                      joined Federated Investors in 1982 and has                       Fund Complex
Pittsburgh, PA                           been a Senior Portfolio Manager and a
VICE PRESIDENT                           Senior Vice President of the Fund's
                                         investment adviser since 1996. From 1988
                                         through 1995, Mr. Durbiano was a Portfolio
                                         Manager and a Vice President of the Fund's
                                         investment adviser. Mr. Durbiano is a
                                         Chartered Financial Analyst and received
                                         his M.B.A. in Finance from the University of
                                         Pittsburgh.





+ Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Fund.

++ Messrs. Cunningham, Mansfield and Walsh became members of the Board on March 23, 1999. They did not earn any fees for serving the Fund Complex since these fees are reported as of the end of the last calendar year. They did not receive any fees as of the fiscal year end of the Fund.

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.

OTHER RELATED SERVICES

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

RESEARCH SERVICES

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.



For the fiscal year ended, February 28, 1999, the Fund paid no brokerage commissions.



Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:




MAXIMUM              AVERAGE AGGREGATE DAILY
ADMINISTRATIVE FEE   NET ASSETS OF THE FEDERATED FUNDS
0.150 of 1%          on the first $250 million
0.125 of 1%          on the next $250 million
0.100 of 1%          on the next $250 million
0.075 of 1%          on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders.



INDEPENDENT AUDITORS

Ernst & Young LLP is the independent auditor for the Fund.



FEES PAID BY THE FUND FOR SERVICES






FOR THE YEAR ENDED FEBRUARY 28         1999         1998         1997
Advisory Fee Earned              $8,605,337   $7,666,471   $5,738,180
Advisory Fee Reduction            2,459,542    2,196,440    1,773,042
Brokerage Commissions                     -            -            -
Administrative Fee                  865,071      771,473      578,155
Shareholder Services Fee          2,294,724            -            -




How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns given for the one-, five- and ten-year periods ended February 28, 1999.

Yield given for the 30-day period ended February 28, 1999.






               30-DAY PERIOD   1 YEAR   5 YEARS   10 YEARS
Total Return   N/A             0.33%    8.35%     10.26%
Yield          8.48%           N/A      N/A       N/A




TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD



The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.



To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

* references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

* charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

* discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

* information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:



LEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) INDEX



Lehman Brothers Government/Corporate (Total) Index is comprised of approximately 5,000 issues, which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.



LEHMAN BROTHERS GOVERNMENT/CORPORATE (LONG-TERM) INDEX



Lehman Brothers Government/Corporate (Long-Term) Index is composed of the same types of issues as defined above. However, the average maturity of the bonds included on this index approximates 22 years.



LEHMAN BROTHERS HIGH YIELD INDEX



Lehman Brothers High Yield Index and its subcategory indices cover the universe of fixed rate, publicly issued, noninvestment grade debt registered with the SEC. All bonds included in the High Yield Index must be dollar-denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Generally securities must be rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"), including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by Standard & Poor's Ratings Group ("S&P"); and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.



MERRILL LYNCH 7-10 YEAR TREASURY INDEX



Merrill Lynch 7-10 Year Treasury Index is an unmanaged index tracking U.S. government securities with maturities between 7 and 9.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.



MERRILL LYNCH 10-15 YEAR TREASURY INDEX



Merrill Lynch 10-15 Year Treasury Index is an unmanaged index tracking U.S. government securities with maturities between 10 and 14.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.



MERRILL LYNCH HIGH YIELD MASTER INDEX



Merrill Lynch High Yield Master Index is an unmanaged index comprised of publicly placed, non-convertible, coupon-bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.



LIPPER ANALYTICAL SERVICES, INC.

Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Trust will quote its Lipper ranking in the "high current yield funds" category in advertising and sales literature.


SALOMON BROTHERS AAA-AA CORPORATES

Salomon Brothers AAA-AA Corporates calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA, with maturities of 12 years or more; it also includes companies in industry, public utilities, and finance.


MORNINGSTAR, INC.

Morningstar, Inc. an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Who is Federated Investors, Inc.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state- of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

FEDERATED FUNDS OVERVIEW

MUNICIPAL FUNDS

In the municipal sector, as of December 31, 1998, Federated managed 10 bond funds with approximately $2.2 billion in assets and 23 money market funds with approximately $12.5 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

EQUITY FUNDS

In the equity sector, Federated has more than 28 years' experience. As of December 31, 1998, Federated managed 27 equity funds totaling approximately $14.9 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value- oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

CORPORATE BOND FUNDS

In the corporate bond sector, as of December 31, 1998, Federated managed 9 money market funds and 15 bond funds with assets approximating $22.8 billion and $7.1 billion, respectively. Federated's corporate bond decision making-based on intensive, diligent credit analysis-is backed by over 26 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $209 billion.

GOVERNMENT FUNDS

In the government sector, as of December 31, 1998, Federated manages 9 mortgage-backed, 5 government/agency and 19 government money market mutual funds, with assets approximating $5.3 billion, $1.8 billion and $41.6 billion, respectively. Federated trades approximately $425 million in U.S. government and mortgage-backed securities daily and places approximately $25 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $43.2 billion in government funds within these maturity ranges.

MONEY MARKET FUNDS

In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1998, Federated managed more than $76.7 billion in assets across 52 money market funds, including 19 government, 9 prime and 23 municipal with assets approximating $41.6 billion, $22.8 billion and $12.5 billion, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield-
J. Thomas Madden; U.S. fixed income-William D. Dawson, III; and global equities and fixed income-Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $5 trillion to the more than 7,300 funds available, according to the Investment Company Institute.

FEDERATED CLIENTS OVERVIEW

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

INSTITUTIONAL CLIENTS

Federated meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

BANK MARKETING

Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated Funds are available to consumers through major brokerage firms nationwide-we have over 2,200 broker/dealer and bank broker/dealer relationships across the country-supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

Investment Ratings

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS

AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-Debt rated BB has less near-term, vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B-Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC-Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC-The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C-The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS

AAA-Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated BAA are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA-Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are imminent default in payment of interest or principal.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

* Leading market positions in well established industries.

* High rates of return on funds employed.

* Conservative capitalization structure with moderate reliance on debt and ample asset protection.

* Broad margins in earning coverage of fixed financial charges and high internal cash generation.

* Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-1 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS

A-1-This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1-(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2-(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Addresses

FEDERATED HIGH YIELD TRUST
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER



Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779



CUSTODIAN

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600



INDEPENDENT AUDITORS



Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072


MANAGEMENT DISCUSSION AND ANALYSIS

Federated High Yield Trust

ANNUAL REPORT FOR THE 12 MONTHS ENDED FEBRUARY 28, 1999

The total returns for high yield bonds were disappointing for the 12 months ended February 28, 1999. The Lehman Brothers High Yield Bond Index 1 returned 0.36% for the reporting period compared to 6.27% for the Lehman Brothers Aggregate Bond Index,1 a measure of high quality bond performance. The main reason for the underperformance of high yield bonds was the increased yield premium demanded by investors. For example, the yield spread (or risk premium) between the First Boston High Yield Bond Index1 and a comparable U.S. Treasury increased from 371 basis points on February 28, 1998 to 613 basis points on February 28, 1999. When yield spreads increase, high yield bonds exhibit poor price performance relative to higher quality fixed income securities. This yield premium increased for several reasons. First, the possibility that U.S. economic growth would slow in 1999 lead investors to expect increased credit risk and rising default rates. Also, falling oil and gas prices caused energy related securities to substantially decline in value. Likewise, declining prices for many industrial commodities caused many chemical, metal and mining related securities to decline in price. Finally, implementation of new reimbursement regulations for long-term care providers caused the spread on many health care related securities to substantially decline.

Federated High Yield Trust, which returned 0.33%, 2 delivered outstanding relative performance versus the Lipper High Current Yield Funds Average, which returned (2.01%). Several factors positively impacted performance during the reporting period. First, the fund was underweight in most of the underperforming sectors of the market which included energy, long-term care, metals and mining. The fund also concentrated most of its chemical exposure in specialty chemicals and not commodity chemicals which were negatively impacted by falling prices. Also, the fund's largest industry sector, telecommunications, delivered strong relative returns as did the fund's holdings in the broadcasting and cable sectors. The fund also held no direct emerging market exposure which negatively impacted many other funds as problems in Asia, Russia and Brazil developed. Finally, fund performance benefited from corporate actions involving portfolio holdings. For example, Vanguard Cellular, Tracor, Sullivan Broadcasting, Sygnet Wireless and Chemical Lehman tendered for their outstanding securities at attractive prices usually after the companies were acquired. The fund was negatively impacted by the bankruptcy filing of Ameritruck, which could not integrate a major acquisition, by several energy related holdings which suffered as a result of lower oil and gas prices and by disappointing operating results at Dyersburg Corp., Paging Network and Sterling Chemical.

For the balance of 1999, we believe high yield bonds offer attractive relative returns. The biggest plus should be the resilient domestic economy which continues to surprise most economists with its vibrant non- inflationary growth. This surprising growth in early 1999 has, so far, lead to only modest spread tightening. Sectors which underperformed in the past fiscal year such as energy, long-term care, metals and mining have already reflected difficult operating conditions and may possess upside potential. The fund remains overweight in telecommunications, broadcasting and cable companies as sector specific factors should continue to provide attractive potential returns. We are selectively looking for opportunities in sectors and securities which underperformed in 1998.

1 These indices are unmanaged.

2 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

FEDERATED HIGH YIELD TRUST

GROWTH OF $25,000 INVESTED IN FEDERATED HIGH YIELD TRUST

[Graphic representation "A" omitted.  See Appendix.]



The graph above illustrates the hypothetical investment of $25,000 1 in Federated High Yield Trust (the "Fund") from February 28, 1989 to February 28, 1999, compared to the Lehman Brothers Single B Rated Index (LBSBI),2 the Lehman Brothers High Yield Bond Index (LBHYBI)2 and the
Lipper High Current Yield Funds Average (LHCYA).3

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

This report must be preceded or accompanied by the Fund's prospectus dated April 30, 1999, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBI, the LBHYBI and the LHCYA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

2 The LBSBI and LBHYBI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

3 The LHCYA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

 [Graphic]
 Federated
 Federated High Yield Trust
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM
 Federated Securities Corp., Distributor


Cusip 314197104
8040401ARS (4/99)

 [Graphic]


                       Federated High Yield Trust Appendix

A. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The shares of Federated High Yield Trust (the "Fund") are represented by a solid line. The Lehman Brothers Single B Rated Index (the "LBSBI") is represented by a dotted line, the Lehman Brothers High Yield Bond Index (the "LBHYBI") is represented by broken line and the Lipper High Current Yield Funds Average (the "LHCYA") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Fund, the LBSBI, the LBHYBI and the LHCYA. The "x" axis reflects computation periods from 2/28/89 to 2/28/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LBSBI, LBHYBI and the LHCYA.
 The ending values were $66,397, $67,068, $67,399 and $61,191, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year, five-year and ten-year periods ended 2/28/99 and from the Fund's start of performance (2/28/89) to 2/28/99. The total returns were 0.33%, 8.35%, 10.26% and 11.19%, respectively.